UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2011

MEDIANET GROUP TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-49801	13-4067623

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Town Center Circle, Suite 601
Boca Raton, FL 33486
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (561) 417-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

Proposed Two Step Transfer of Common Stock to DubLi.com Beneficiaries and Lenox Beneficiaries

Background:

In May 2010 Company announced that:

*	Zen had returned to the Company 1,141.933 shares of Preferred Stock, which were convertible into 63,393,933 shares of Common Stock (the “Loyalty Shares”);

*
the Company intended to use 62,679,116 of the  Loyalty Shares to purchase, in a registered tender offer, various outstanding interests in DubLi.com, LLC from persons (the “DubLi.com Beneficiaries”) other than  Mr. Michael Hansen; and

*
the Company intended to transfer 714,817 of the Loyalty Shares  to various employees (the “Lenox Beneficiaries” and together with the DubLi.com Beneficiaries, the “Beneficiaries”) of Lenox Resources, LLC.

The Company has since determined not to seek to acquire interests in DubLi.com, LLC. Nonetheless, the Company would still like to provide the Beneficiaries a significant ownership interest in the Company.

Accordingly, the Company anticipates transferring the Loyalty Shares to a trust (the “Trust”) on or about March 28, 2011, (the “Initial Transfer Date”) and, on or about March 28, 2012 (the “Final Transfer Date”), have the Trust transfer the Loyalty Shares to the Beneficiaries (the “Two Step Transfer”). The Loyalty Shares are expected to be freely tradable after the Final Transfer Date.

The Company believes the Two Step Transfer process is preferable to conducting some form of registered offering in the United States and numerous other countries due to, among other things, the projected expense and time required to complete registered offerings in numerous jurisdictions.

If you are a Beneficiary, you should anticipate that the Trust will contact you in the near future to confirm your contact information and eligibility to participate in the Two Step Transfer.

Establishment of the Trust and Issuance of the Loyalty Shares

The Two Step Transfer process is governed by the share transfer agreement, dated February 25, 2011 (“Share Transfer Agreement”), a copy of which is filed as Exhibit 10.1 hereto.  The Trust is expected to be established on or before March 28, 2011, and is administered by BATISTA GUERRA Y ASOCIADOS, an independent offshore trustee (the “Trustee”), pursuant to the terms and conditions set forth in the trust agreement which has been signed on February 25, 2011 (the “Trust Agreement”), a draft of which is filed as Exhibit 10.2 hereto.  The following summary of the Share Transfer Agreement and the Trust Agreement is qualified in its entirety by the actual forms of agreement filed as exhibits hereto and which are hereby incorporated by reference herein.

The Company is not required to issue the Loyalty Shares to the Trust until prior satisfaction of the following, among other things: (1) the terms of the Share Transfer Agreement have been publicly disclosed by the Company at least 20 days prior to the issuance of the Loyalty Shares to the Trust; (2) on or prior to the Initial Transfer Date, the Company shall not have received any comments from the SEC or any other comparable foreign or U.S. State regulator with respect to the transactions contemplated by the Share Transfer Agreement (other than comments that are resolved to the satisfaction of the Company, in its sole and absolute discretion); and (3) on or prior to the Initial Transfer Date, the Company shall not have received notice of any demand, claim or a threatened claim with respect to the transactions contemplated by the Share Transfer Agreement (other than comments, demands, claims or threatened claims that are resolved to the satisfaction of the Company, in its sole and absolute discretion).

Terms and Conditions of the Trust

The Trustee is required to transfer the Loyalty Shares to the Beneficiaries without requiring any payment or other consideration from the Beneficiaries (other than any transfer taxes or tariffs that may be imposed in connection with the transfer).  In order to receive the Loyalty Shares, each Beneficiary will be required to complete, execute and return to the Company a Beneficiary Representation Affidavit certifying that the Beneficiary, among other things: (1) has received an information memorandum relating to the transfer of the Loyalty Shares; (2) has had access to such financial information and other information concerning the Company and the Loyalty Shares; and (3) understands and agrees that the Beneficiary is receiving the Loyalty Shares pursuant to Regulation S, Regulation D or another applicable exemption from the registration requirements of the U.S. Securities Act of 1933 (the “Securities Act”).  No Beneficiary shall have any right, title or interest of any kind in the Loyalty Shares until such time, if ever, that the Trustee transfers Loyalty Shares to the subject Beneficiary in accordance with the terms of the Trust.

Until the Final Transfer Date, the Trustee has agreed not to, among other things: (1) vote the Loyalty Shares or enter into any form of voting agreement to vote other shares of common stock of the Company or to allow another person to vote the Loyalty Shares; (2) propose nominees to the Company’s board of directors or solicit proxies with respect to election of directors; (3) voluntarily pledge, encumber or in any other way subject the Loyalty Shares to any form of liens or security interests of any kind; (4) incur indebtedness of any kind (5) acquire any additional shares of the Company's common stock; (6) engage in any form of hedging transaction involving the Company's common stock; or (7) take any other action to control or influence the control of the Company.

The Company would like to provide the Beneficiaries a significant ownership interest in the Company since:  (i) virtually all of the DubLi.com Beneficiaries are former business associates of DubLi Network, LLC, a wholly owned subsidiary of DubLi.com, LLC, and current business associates of DUBLI NETWORK LIMITED, a wholly owned subsidiary of the Company; (ii) virtually all of the Lenox Beneficiaries have been and are currently employees or consultants of the Company, (iii) notwithstanding the financial failure of DubLi.com, LLC, the Company believes that the DubLi Network, LLC business associates assisted the Company build brand awareness for the DubLi.com trade name; and (iv) consistent with many of their expectations, the Company likes the Beneficiaries to have a significant ownership interest in the entity which owns and is further developing the DubLi brand.

Result of the Two Step Transfer

The following table sets forth the expected beneficial ownership of the Common Stock of the Company as of the Final Transfer Date (assuming the Final Transfer Date was the date hereof) for each of our greater than 5% shareholders, directors, named executive officers and by all of our directors and executive officers as a group.  For purposes of this table, we have assumed that (i) all of the Loyalty Shares have been issued by the Company; (ii) the Two Step Transfer has occurred; and (iii) the Zen Two Step Transfer (as described in Item 8.01 below) has occurred.  Furthermore, for purposes of this table, beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, which focuses on the power to vote shares or make investment decisions with respect to such shares, potentially irrespective of any pecuniary interest in such shares.  The information as to the securities beneficially owned are based upon the following:

(1) a Schedule 13D filed by Zen Holding Group Limited, Mr. Hansen and Mr. Saouma on June 24, 2010;

(2) a draft Schedule 13D expected to be signed by the Zen Trustee (defined below) and expected to be filed jointly by the Zen Trust and Zen Holding Group Limited on or before March 28, 2011 in connection with the establishment of the Zen Trust.

(3) all Form 3 and Form 4 filings of Mark Mroczkowski, Betina Dupont Sorensen, Andreas Kusche, Kent L Holmstoel, Zen Holding Group Limited, Michel Saouma and Michael Hansen since May 24, 2010.

Title of Class	Name of Beneficial Owner		Amount and Nature of Beneficial Ownership (1)		Percentage of Class Owned (2)
Common Stock
	Michel B. Hansen**	(3)	67,820,304	(4)	21.91%
	Kent L. Holmstoel**	(5)	14,649,680		4.73%
	Andreas Kusche**	(6)	2,016,834	(7)	*
	Betina Dupont Sorensen**	(3)	2,000,000	(7)(8)	*
	Mark Mroczkowski**	(9)	2,000,000	(10)	*
	Directors and Executive Officers as a Group		88,486,818		28.58%
	Joseph Saouma	(11)	63,833,409		20.62%
	Tom Kjaer	(12)	41,635,931		13.45%
	Total		193,956,158		62.65%

*             Indicates less than 1% of outstanding shares beneficially owned.
**           Serves as an executive officer or director of the Company as of the date hereof.

(1)           A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options and warrants and upon conversion of convertible securities.  Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

(2)           Applicable percentage ownership is based on 308,594,559 shares of Common Stock outstanding as of the Final Transfer Date, which includes the issuance of all of the Loyalty Shares.

(3)           Mr. Hansen’s and Ms. Dupont Sorensen’s address is The Palm Jumeirah, P.O. Box 283612, Dubai, U.A.E.

(4)           During the period in which the Zen Trust holds the Zen Shares, Mr. Hansen is expected to have the right to vote the Zen Shares.  As of the deemed Final Transfer Date, Mr. Hansen is expected to personally hold 67,820,304 shares of Common Stock, 21.91% of the outstanding shares of our Common Stock.  Mr. Hansen disclaims a pecuniary interest in any other shares of Common Stock, including shares of Common Stock held by Ms. Dupont Sorensen or their adult children.  As a member of Ms. Dupont Sorensen’s household, Mr. Hansen may be deemed to have a pecuniary interest in any shares held by Ms. Dupont Sorensen or their adult children.

(5)           Mr. Kent L. Holmstoel’s address is Urbanización Haza del Algarrobo 32, Carretera de Mijas, 2,2 km, 29639 Mijas Costa, Malaga, Spain.  Mr. Holmstoel’s minor children have, in the aggregate, a less than one percent pecuniary interest in Zen’s assets as of the Record Date.  Mr. Holmstoel disclaims a pecuniary interest in such shares and any other shares of Common Stock.

(6)           Mr. Kusche’s address is 85 Water Lane, Wakefield, WF4 4PY, U.K.

(7)           Such figure does not include 3,000,000 shares of restricted stock which are scheduled to vest evenly at a rate of 500,000 shares in each of the next six consecutive calendar quarters.

(8)           As of the deemed Final Transfer Date, Ms. Dupont Sorensen  is expected to personally hold 2,000,000 shares of Common Stock, less than 1% of the outstanding shares of our Common Stock.  Ms. Dupont Sorensen disclaims a pecuniary interest in any other shares of Common Stock, including those shares of Common Stock held by Mr. Hansen and their adult children.  As a member of Mr. Hansen’s household, Ms. Dupont Sorensen may be deemed to have a pecuniary interest in any shares held by Mr. Hansen or their adult children.

(9)           Mr. Mroczkowski’s address is 8157 Saint Andrews Circle, Orlando, FL 32835.

(10)           Such figure does not include options to purchase 3,000,000 shares of common stock which are scheduled to vest evenly at a rate of 500,000 in each of the next six consecutive calendar quarters.

(11)           Mr. Joseph Saouma’s address is Amine Gemayelstreet 226, Beirut, Achrafieh, Lebanon.

(12)           Mr. Tom Kjaer’s address is P.O. Box 282303, Dubai, U.A.E.

The foregoing table includes the shares expected to be held by the Trust between the Initial Transfer Date and the Final Transfer Date. Although such shares are not outstanding on the date hereof, and they are expected to be issued and outstanding on the Final Transfer Date.   Between the Initial Transfer Date and the Final Transfer Date, the Trust has agreed not to vote the shares and to only transfer the shares in accordance with the Trust Agreement.

Accounting for Two Step Transfer

If the Two Step Transfer is concluded as planned:

   (i)     the Company will have issued 277,573,770 shares of common stock in connection with the merger and the Two-Step Transfer,  the same number of shares the Company initially  planned to issue in connection with the Merger (disregarding adjustments due to errors in the Company's stock ledger);

   (ii)    the Beneficiaries will be receiving the same number of shares of Common Stock they would have received if the Merger had been completed as planned and Zen had transferred the Loyalty Shares to the Beneficiaries as intended (disregarding adjustments due to errors in the Company's stock ledger); and

   (iii)    the Company will have received no more consideration in connection with the Merger and the Two-Step Transfer than it planned to receive in connection with the Merger.

The Company reacquired and cancelled 1,141,933 shares of preferred stock (convertible into 63,393,933 shares of common stock) pursuant to an agreement with Zen Holding Group Limited dated May 24, 2010, which did not require the Company to tender Zen any consideration. The Company has agreed to issue 63,393,933 new common shares pursuant to the Share Transfer Agreement. The new share issuance is equivalent to the number of common shares into which the preferred stock would have converted.

The Company has made the following entries with respect to the equity section of its consolidated financial statements to account for the Merger, as amended, and the Two Step Transfer as follows:

1.
For merger consideration, the Company issued 5 million preferred shares on October 19, 2009 and recorded the $50,000 par value of the preferred stock as disclosed in Form 10-Q for the first quarter ended December 31, 2009.

2.
For no consideration, the Company received and canceled 1,141,933 preferred shares May 24, 2010 and recorded a reduction of preferred stock par value and increase in paid-in capital of $11,419 as disclosed in Form 10-Q for the third quarter ended June 30, 2010.

3.
The Company converted 3,858,067 preferred into 214,178,946 common on September 30, 2010, and recorded a reduction in preferred stock par value of $38,581 and increase in common stock par value of $214,179 and a reduction of paid-in capital of $175,598 which will be disclosed in Form 10-K for the year ended September 30, 2010.

4.
For no consideration, the Company expects to issue 63,393,933 common shares on March 30, 2011, and record an increase in common stock par value and a reduction of paid-in capital of $63,394 which will be disclosed in the Form 10-Q for the second quarter ending March 31, 2011.

The following table illustrates the accounting for the aforementioned transactions:
	Series A	Series A	Common	Common
	Preferred Stock	Preferred Stock	Shares	Stock	Paid-In
	Issued	Par Value	Issued	Par Value	Capital
1. Oct 19, 2009; Preferred shares Issued in merger transaction	5,000,000	$50,000			$(50,000)
2. May 24, 2010; Return and cancel preferred shares	(1,141,933)	(11,419)			11,419
3. September 30, 2010; Convert preferred to common shares	(3,858,067)	(38,581)	214,178,946	$214,179	(175,598)
4. February 21, 2011; Issue common shares			63,393,933	63,394	(63,394)
Totals	-0-	$-0 -	277,572,879	$277,573	$(277,573)

For more complete information regarding the Merger, as amended, including the effect of the Merger upon other portions of the Company’s consolidated financial statements, please see the Company’s Form 8-K filed October 23, 2009, Form 8-K/A filed February 4, 2010, Forms 10-Qs filed February 22, May 24, and September 3, 2010, Form Schedule 14F-1 filed September 3, 2010, and, Schedule 14C filed September 10, 2010. The Company also expects to file its Form 10-K for the year ended September 30, 2010 on or before March 28, 2011.

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events.

Zen Holding Group Limited (“Zen”) has informed the Company that on or about March 28, 2011 it expects to distribute via a dividend all 214,178,946 of the shares of Common Stock  Zen owns and holds for the indirect benefit of  its various investors (the “Zen Trust Shares”) to a trust (the “Zen Trust”).  The Zen Trust is expected to transfer all of the Zen Shares to its beneficial owners (the “Zen Beneficiaries”) on the Final Transfer Date (the “Zen Two Step Transfer”).  While the Zen Trust holds the Zen Shares, Michael Hansen, the Company’s Chief Executive Officer, is expected to have the right to vote and make investment decisions with respect to the Zen Trust Shares. The Zen Trust Shares are expected to be freely tradable after the Final Transfer Date.
If you are a Zen Beneficiary, you should anticipate that the Zen Trust will contact you in the near future to confirm your contact information and eligibility to participate in the Zen Two Step Transfer.

The Zen Trust

The Zen Trust is expected to be established on or before March 28, 2011, and is administered by BATISTA GUERRA Y ASOCIADOS, an independent offshore trustee (the “Zen Trustee”).  The Zen Trustee is required to transfer the Zen Shares to the Zen Beneficiaries on the Final Transfer Date without requiring any payment or other consideration from the Zen Beneficiaries (other than any transfer taxes or tariffs that may be imposed in connection with the transfer). In order to receive the Zen Shares, each Zen Beneficiary will be required to complete execute and return to the Company a beneficiary representation affidavit certifying that the Zen Beneficiary, among other things: (1) has received an information memorandum relating to the transfer of the Zen Shares; (2) has had access to such financial information and other information concerning the Company and the Zen Shares; and (3) understands and agrees that the Zen Beneficiary is receiving the Zen Shares pursuant to Regulation S, Regulation D or another applicable exemption from the registration requirements of the Securities Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Number	Description

10.1	Share Transfer Agreement dated as of February 25, 2011.
10.2	Draft Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaNet Group Technologies, Inc.
(Registrant)

Date: March 2, 2011
	By:	/s/ Michael Hansen
Michael Hansen
Chief Executive Officer